UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 16, 2020 (March 13, 2020)

South Plains Financial, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-38895	75-2453320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5219 City Bank Parkway Lubbock, Texas	79407
(Address of principal executive offices)	(Zip Code)

(806) 792-7101
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	SPFI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 13, 2020, the Board of Directors of South Plains Financial, Inc. (the “Company”) approved a stock repurchase program (the “Program”) which authorizes the Company to repurchase from time to time up to $10 million of its outstanding shares, concluding April 15, 2021, subject to certain limitations and conditions. The Program does not obligate the Company to repurchase any shares of its common stock, and there is no assurance that the Company will do so. A copy of the Company’s press release announcing the Program is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Under the Program, the Company may repurchase shares of common stock from time to time in open market purchases or privately negotiated transactions. Any open market repurchases will be conducted in accordance with the limitations set forth in Rule 10b-18 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other applicable legal requirements.  Repurchases may also be made pursuant to a trading plan under Rule 10b5-1 under the Exchange Act, which would permit shares to be repurchased when the Company might otherwise be precluded from doing so because of self-imposed trading blackout periods or other regulatory restrictions. The extent to which the Company repurchases its shares, and the timing of such repurchases, will depend upon a variety of factors, including the performance of the Company’s stock price, general market and economic conditions, regulatory requirements, availability of funds, and other relevant considerations, as determined by the Company. The Company may, in its discretion, begin or terminate repurchases at any time prior to the Program’s expiration, without any prior notice.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release, dated March 16, 2020, announcing the stock repurchase program

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH PLAINS FINANCIAL, INC.

Dated: March 16, 2020	By:	/s/ Curtis C. Griffith
Curtis C. Griffith
Chairman and Chief Executive Officer